Exhibit 10.21

(English Translation)

Shenzhen

Employment Agreement

Prepared by Shenzhen Bureau of Labor and Social Security

(For full-time employees)

Party (Employer): SHENZHEN TMK POWER INDUSTRIES LTD.

Address: No.2 Huawang Road, Dalang Street, Bao'an District, Shenzhen, PRC China

Legal representative (Principal): Wu Henian

Contact Person: Wu Henian

Form of Entity: a wholly foreign-owned enterprise

Party (Employee): _______________________________________________________

Sex: ___________________Tel: _________________ID No.:____________________

Address: _____________________________________________________________

This employment agreement is made and entered into by and between Employer (hereafter referred to as Party A) and Employee (hereafter referred to as Party B). As provided by Labor Law of the People's Republic of China (hereafter referred to as Labor Law), Labor Contract Law of the People's Republic of China (hereafter referred to Labor Contract Law) and other relevant laws and administrative regulations, on voluntary basis and equal standing, it is agreed by and between Party A and Party B as follows:

Article 1 Employment Term

1.

Party A and Party B agree to choose the___________way below to determine the employment term.

(1)

Fixed term: from___________(year), commencing upon the___________day of___________, and ending on the___________ day of___________,___________ .

(2)

Non-fixed term: commencing upon the___________day of___________,___________.

(3)

Term of completion of certain work:

commencing upon the___________day of___________,___________ till the work of___________ has been completed. The sign of the completion of the work is____________________

2.

Probationary period

The probationary period shall be_________________. (The probationary period is included in the employment term; if no probationary period, please fill in “No”.)

Article 2 Job and place of work

Party B shall undertake the job of ___________________________.

The place of work is ___________________________.

Article 3 Working hour, rest and vocation

1.

Party A and Party B agree to choose the___________way below to determine Party B's working time.

(1)

Standard working hours system: Party B shall work for hours a day (not to exceed eight hours), and ___________hours for a week (not to exceed forty hours), and at least one day rest per week.

(2)

Irregular working hours system: after the examination and approval of the bureau of labor and social security, the parties may choose irregular working hours system.

(3)

Comprehensive working hours system: after the examination and approval of the bureau of labor and social security, the parties may choose comprehensive working hours system.

2.

If due to needs in production and operations, Party A may extend working hours. The parties shall abide by Article 41 of Labor Law in overtime working.

3.

Party B shall enjoy statutory holidays, annual leave, wedding leave, maternity leave and funeral leave as provided by law.

4.

Other rest and leave arrange for Party B________________

Article 4 Salary

1. Party A shall establish its own salary distribution regulation, and shall inform Party B. The salary paid to Party B shall not be lower than the annual minimum wage standard of the locality.

2.

Party B's salary shall be ___________RMB Yuan / month (Party B's salary during probationary period shall be ___________ RMB Yuan / month.), or Party B's salary shall be determined by_________________

3.

Party A shall pay Party B his salary on the of every month. Party B's salary shall be paid in cash and shall be paid monthly at least.

4.

Party B's overtime pay, leave pay and pay for specific circumstances shall be paid according to relevant laws and regulations.

5.

Other provisions on salary payment agreed by Party A and Party B:__________________

Article 5 Social insurance and welfare

1.

Party A and Party B shall participate in social insurance schemes according to law, provincial and municipal regulations and pay social insurance fees.

2.

Where Party B suffers from diseases or non-work-related injury, Party A shall arrange a medical treatment period for Party B and pay the medical subsidy fee for Party B according to law, or provincial and municipal regulations.

3.

Where Party B suffers from occupational diseases, or work-related injury, Party A shall handle the occasion according to Laws of the People's Republic of China on the Prevention and Treatment of Occupational Diseases and Regulation on Work-related Injury Insurance and other related laws and regulations.

4.

Other welfares provided by Party A:

Article 6 Labor protection and working condition

1.

To effectively protect Party B's safety and health, Party A shall provide Party B with workshop whose condition shall comply with national health standards, and necessary labor protection articles according to the relevant state, provincial and municipal labor protection regulations.

2.

Party A shall provide special labor protection for female and minor employees according to state, provincial and municipal regulations.

3.

When undertaking the operation of___________ , Party B may expose to the occupational diseases of ___________, and Party A shall take the labor protection of ___________, and organize Party B to go for body check-up(s) once / twice / ( ) times a year.

4.

Party B has the right to refuse to engage in dangerous operations forced upon him by the management personnel of Party A in violation of the relevant regulations, and has the right to require Party A to stop the foresaid act or report the foresaid acts to administrative authority.

Article 7 Rules and regulations

1.

The lawful rules and regulations stipulated by Party A shall be publicized to Party B.

2.

Party B shall observe the laws and state, provincial and municipal regulations and the lawful rules and regulations stipulated by Party A, abide by the safety rule and ethics, timely fulfill his job assignments and improve his vocational skills.

3.

Party B shall observe the laws and state, provincial and municipal regulations regulation on family planning.

Article 8 Modification

The modification of this agreement shall be agreed upon by both parties through negotiations and in written form. Each party shall hold a modified copy.

Article 9 Dissolution and termination of agreement

1.

Party A and Party B may dissolve the agreement if they so agree upon negotiations.

2.

Party B may dissolve the agreement if he notifies Party A in writing 30 days in advance. During the probationary period, Party B may dissolve the agreement if he notifies Party A 3 days in advance.

3.

Where Party A is under any of the following circumstances, Party B may notify Party A to dissolve the agreement:

(1)

Party A fails to provide labor protection or work conditions as stipulated in the agreement;

(2)

Party A fails to timely pay the full amount of remunerations;

(3)

Party A fails to pay security premiums for Party B;

(4)

The rules and regulations stipulated by Party A are contrary to any law or regulation and impair the rights and interests of Party A;

(5)

The agreement is invalid where Party A induced Party B to enter into or modify the agreement against Party B's true intention by fraud or duress, or by taking advantage of Party B's hardship;

(6)

Party A disclaims its legal liability or denies Party B's rights;

(7)

Where Party A violates the mandatory provisions of law or administrative regulations; or

(8)

Any other circumstances prescribed by other laws or administrative regulations that authorized Party B to dissolve the agreement.

4.

If Party B forces Party A to work by the means of violence, threat, or illegally restraining personal freedom, or violates the safety regulations to order or force Party B to perform dangerous operations that endanger Party B's personal life, Party B may immediately dissolve the agreement without notifying Party A in advance.

5.

Where Party B is under any of the following circumstances, Party A may dissolve the agreement: (1) It is proved that Party B does not meet the recruitment requirements during the probation period; (2) Party B seriously violates the rules and regulations stipulated by Party A;

(3)

Party B causes any severe damage to Party A because Party B seriously neglects his duties or seeks private benefits;

(4)

Party B simultaneously enters other employment relationships with other employers and thus seriously affects his completion of his job assignment; or Party B refuses to make the ratification after Party A points out the problem;

(5)

The agreement is invalid where Party B induced Party A to enter into or modify the agreement against Party A's true intention by fraud or duress, or by taking advantage of Party A's hardship; or

(6)

Party B is under investigation for criminal liabilities according to law.

6.

Under any of the following circumstances, Party A may dissolve the agreement if it notifies Party B in writing 30 days in advance or after it pays the employee an extra month's salary:

(1)

Party B suffers from diseases or non-work-related injuries, and cannot resume his original position after the expiration of the prescribed time period for medical treatment, nor can he assume any other position arrange by Party A;

(2)

Party B is incompetent to his position or remains incompetent after training or changing the position; or

(3)

The objective situation, on which the conclusion of the agreement is based, has changed dramatically, and the agreement is unable to be performed and no amendment is reached after negotiations between Party A and Party B.

7.

Under any of the following circumstances, if it is necessary to lay off 20 or more employees, or if it is necessary to lay off less than 20 employees but the layoff accounts for 10% or more of the total number of the employees, Party A shall make a statement to the labor union or all its employees 30 days in advance. After it has solicited the opinions from the labor union or of the employees, it may lay off the numbers of employees upon reporting the employee reduction plan to the labor administrative departments:

(1)

It is under revitalization according to the Enterprise Bankruptcy Law;

(2)

It encounters serious difficulties in production and business operation;

(3)

The enterprise changes products, makes important technological renovation, or adjusts the methods of its business operation, and it is still necessary to lay off the number of employees after changing the employment agreement; or

(4)

The objective economic situation, on which the employment agreement is based, has changed dramatically and Party B is unable to perform the agreement.

8.

Under any of the following circumstances, the employment agreement may be terminate:

(1)

The term of the agreement has expired;

(2)

Party B has begun to enjoy the basic benefits of his pension;

(3)

Party B is deceased, or is declared dead or missing by the People's Court;

(4)

Party A is declared bankrupt;

(5)

Party A's business license is revoked or Party A is ordered to close down its business or to dissolve its business entity, or Party A makes a decision to liquidate its business ahead of the schedule; or

(6)

Other circumstances proscribed by other laws or administrative regulations.

Article 10 Pecuniary compensation

1.

Under any of the following circumstances, Party A shall pay Party B pecuniary compensation.

(1)

Party A terminates the agreement upon the negotiation with Party B as prescribed in sub-clause 1 of Article 9;

(2)

Party B terminates the agreement as prescribed in sub-clause 3 and 4 of Article 9;

(3)

Party A terminates the agreement as prescribed in sub-clause 6 of Article 9;

(4)

Party A terminates the agreement as prescribed in sub-clause 7 of Article 9;

(5)

The agreement is terminated as prescribed in item 1 of sub-clause 8 of Article 9 except that Party A maintains the original condition or sets stringent condition for renewing the agreement and Party B does not agree to renew the agreement.

(6)

The agreement is terminated as prescribed in item 4 and 5 of sub-clause 8 of Article 9;

(7)

Any other circumstances prescribed by other laws or administrative regulations that authorized the pecuniary compensation.

2.

Where the parties dissolve or terminate the agreement, the pecuniary compensation shall be paid as prescribed in Labor Contract Law and state, provincial and municipal regulations. Where Party A shall pay pecuniary compensation to Party B, it shall pay it when Party B completes the hand-over procedure.

Article 11 Procedure of Dissolution and termination of agreement

When the parties dissolve or terminate the agreement, they shall proceed to complete the hand-over procedures and Party A shall issue a written certification for Party B and transfer Party B's archives and social insurance.

Article 12 Settlement of disputes

Where a labor dispute arises out of this employment agreement, it shall be settled through negotiation. If no settlement is reached upon negotiation, the parties concerned may apply with the labor dispute mediation committee or labor union of Party A for mediation or may apply with the labor disputes arbitration committee for arbitration. If no party raises an objection to the arbitration award, each party shall fulfill his respective obligations according to the arbitration award. If the arbitration award is not accepted, the case may be brought before the people's court.

Article 13 Other provisions needed to be agreed by the parties:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Article 14 Miscellaneous

1.

Where matters have not been provided in the agreement or provisions of this agreement conflict with the law and regulations in effect, the law and regulations in effective govern or prevail.

2.

This agreement shall take effect where the parties set their hands or seals hereunto. The agreement is invalid if it is altered or being signed by other person without written authorization.

3.

This agreement is made in duplication and each party will hold one copy.

Party A (seal):	Party B (signature):

Legal representative
(Principal)
Date :	Date :

According to Article 10 and 16 of Labor Contract Law, a written employment agreement shall be concluded in the establishment of an employment relationship; an employment agreement shall be agreed with by the employer and the employee and shall come into effect after the employer and the employee affix their signatures or seals to the employment agreement, and each party shall hold one copy.

Upon receipt of this employment agreement, Employee shall sign his signature here:

The date of receipt: